Exhibit 10.35
FIRST AMENDMENT TO THE LICENSE AND COLLABORATION AGREEMENT
     This FIRST AMENDMENT TO THE LICENSE AND COLLABORATION AGREEMENT (the “First Amendment”) is entered into as of February 10, 2009 (the “First Amendment Effective Date”), by and between Valeant Pharmaceuticals North America, a Delaware corporation having a place of business at One Enterprise, Aliso Viejo, California 92656 (“VALEANT”) and Glaxo Group Limited, a company organized under the laws of England and Wales with its principal place of business at Glaxo Wellcome House, Berkeley Avenue, Greenford, Middlesex, UB6 0NN, United Kingdom (“GSK”). VALEANT and GSK are each referred to herein individually as a “Party” or, collectively, as the “Parties.”
Recitals
     WHEREAS, the Parties entered into that certain License and Collaboration Agreement dated as of August 27, 2008 (the “Collaboration Agreement”) under which VALEANT and GSK are collaborating on the development and commercialization of VALEANT’S compound, Retigabine; and
     B. WHEREAS, the Parties desire to amend certain provisions of the Collaboration Agreement, in particular, (i) to provide GSK with decision-making authority with respect to development, regulatory and manufacturing activities for the Product in the Territory prior to the expiration of the Review Period; and (ii) to amend the provisions in Section 11.3.4 with respect to the payment of certain amounts by Valeant to GSK upon termination of the Collaboration Agreement by GSK during the Review Period, all on the terms and conditions set forth herein.
     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:
1. Amendment of the Collaboration Agreement.
The Parties hereby agree to amend the terms of the Collaboration Agreement as provided below, effective as of the First Amendment Effective Date. To the extent that the Collaboration Agreement is explicitly amended by this First Amendment, the terms of this First Amendment will control where the terms of the Collaboration Agreement are contrary to or conflict with the following provisions. Where the Collaboration Agreement is not explicitly amended, the terms of the Collaboration Agreement will remain in full force and effect. Capitalized terms used in this First Amendment that are not otherwise defined herein shall have the same meanings ascribed to them in the Collaboration Agreement.
PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL
TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”).
THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“***”), AND THE OMITTED TEXT HAS
BEEN FILED SEPARATELY WITH THE COMMISSION.

2. Amendments to Section 3.1
2.1 Section 3.1.7(a) is deleted in its entirety and shall be of no further force of effect.
2.2 Section 3.1.7(b) is hereby renumbered as “Section 3.1.7(a)” and amended in its entirety to read as follows:
     (a) Impasse. Except as otherwise provided in Section 2.2.2, this Section 3.1.7(a) and Section 3.1.7(b), if despite good faith efforts, the Senior Executives are unable to resolve such matter within thirty (30) days of the date of any Escalation Notice, then GSK may cast the deciding vote on such matter (which shall become the decision of the Joint Steering Committee); provided, however, that GSK cannot cast a deciding vote with respect to any decision to enter into any binding agreements relating to the manufacture of the Product or Additional Products in the Field and in the Territory that do not meet the criteria set forth in Section 1.3, but, rather, in the case of the foregoing, VALEANT’s prior consent must be obtained for such decision. For clarity, GSK shall have final decision-making authority over any manufacturing issues, including issues regarding ***. Notwithstanding the foregoing, in the event of GSK’s termination of the Agreement, GSK’s obligations regarding manufacture shall remain as set forth in Section 11.2.2(g).
2.3 Section 3.1.7(c) is hereby renumbered as “Section 3.1.7(b)”.
3. Amendments to Section 3.2
3.1 Section 3.2.2 is hereby amended in its entirety to read as follows:
     3.2.2 The Joint Steering Committee will oversee development of the Compound, Additional Compounds, Products and Additional Products in accordance with the Development Plans. Subject to Sections 3.2.3 and 3.2.5, GSK shall use Commercially Reasonable Efforts to carry out all clinical development and other activities required to obtain Regulatory Approvals for the Products and Additional Products in the Field and in the Territory and Collaboration Territory, with the conduct and manner of implementation of such activities determined in the reasonable discretion of GSK consistent with the Development Plan and as directed by the Joint Steering Committee. Subject to Section 3.2.5, VALEANT shall use Commercially Reasonable Efforts to carry out all clinical development and other activities required to obtain Regulatory Approvals for the Product in the Field in the Collaboration Territory, in accordance with the then-current Development Plans and as directed by the Joint Steering Committee. Subject to Sections 3.2.3 and 3.2.5, each Party shall conduct those activities allocated to such Party under the Development Plans in compliance in all material respects in accordance with good scientific and clinical practices, and Laws applicable in the country in which such activities are conducted.
4. Amendments to Section 3.3
4.1 Section 3.3.1 is hereby amended in its entirety to read as follows:
PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL
TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”).
THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“***”), AND THE OMITTED TEXT HAS
BEEN FILED SEPARATELY WITH THE COMMISSION.

     3.3.1 Prior to the Expiration of the Review Period. Prior to the expiration of the Review Period, GSK will be responsible for filing of all MAAs and other filings with Regulatory Authorities in the Territory for development, use, and commercialization of each Product and Additional Products in the Territory, as directed by the Joint Steering Committee and using Commercially Reasonable Efforts to seek such approvals; provided, however, that prior to the expiration of the Review Period, VALEANT will file the NDA for the Product in the United States in its name. All such activity of GSK and VALEANT shall be done in accordance with the direction of the Joint Steering Committee. Other than the NDA, all filings with Regulatory Authorities will be in the name of GSK, except where otherwise required by applicable law in any country within the Territory or as otherwise agreed between the Parties. Promptly after the First Amendment Effective Date, in accordance with a schedule to be agreed between the Parties, VALEANT will initiate the process of transferring ownership of any EMEA MAA to GSK along with all data and information associated with the EMEA MAA, and thereafter will take all necessary and appropriate actions to finalize transfer ownership of any EMEA MAA to GSK. VALEANT will provide reasonable cooperation and assistance to GSK in connection with the preparation and filing of all MAA’s and other filings with Regulatory Authorities in the Territory for development, use, and commercialization of each Product and Additional Products in the Territory, including transfer of all necessary data and information. With respect to the NDA to be filed and maintained by VALEANT as provided herein or any MAA to be filed by VALEANT in its name as provided herein, VALEANT shall provide GSK with:
          (a) reasonable advance notice (and in no event less than twenty (20) days’ advance notice whenever feasible) of substantive meetings with the FDA, the EMEA or any other Regulatory Authority that are either scheduled with, or initiated by or under the authority of, VALEANT or its Affiliates relating to such Regulatory Approvals or MAAs;
          (b) an opportunity to have up to two (2) representatives attend and to actively participate in, all substantive meetings with the FDA, the EMEA or any other Regulatory Authority relating to such Regulatory Approvals and MAAs; and in any case, VALEANT shall keep the Joint Steering Committee informed as to all material interactions with Regulatory Authorities relating to such Regulatory Approvals and MAAs;
          (c) a copy of any material documents, information and correspondence submitted to the FDA or the EMEA or any other Regulatory Authority relating to such Regulatory Approvals as soon as reasonably practicable, together with English translations and summaries thereof, to the extent such translations and summaries exist; and
          (d) at least two (2) months prior to an anticipated filing of an MAA for a Product, a copy of such all documents and information intended to be included in such MAA for review and comment by GSK, which comments will be reasonably considered by VALEANT, and, with respect to the United States, all information reasonably requested by GSK
PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL
TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”).
THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“***”), AND THE OMITTED TEXT HAS
BEEN FILED SEPARATELY WITH THE COMMISSION.

to determine the listing of patents (i.e., in the Orange Book) for such Product in the United States.
4.2 Section 3.3.2 is hereby amended in its entirety to read as follows:
     3.3.2 After the Expiration of the Review Period. Except as provided in Section 3.3.1, promptly following the expiration of the Review Period, VALEANT will transfer ownership of all Regulatory Approvals and other filings with Regulatory Authorities in its name to GSK, and GSK shall have the sole responsibility, as directed by the Joint Steering Committee and using Commercially Reasonable Efforts, to hold and maintain all Regulatory Approvals and other filings with Regulatory Authorities for the Products and Additional Products in the Territory during the Term. Further, after the expiration of the Review Period, GSK will be solely responsible for filing and obtaining MAAs from the Regulatory Authorities for development, use, and commercialization of each Product and Additional Products in the Territory as directed by the Joint Steering Committee and using Commercially Reasonable Efforts to seek such approvals. All such activity shall be done in full consultation with the Joint Steering Committee, and GSK shall reasonably consider in good faith the comments of VALEANT. All such filings will be in the name of GSK, except where otherwise required by applicable Law in any country within the Territory, or as otherwise requested by GSK with respect to the Product in the United States. VALEANT will provide reasonable cooperation and assistance to GSK (and file appropriate paperwork for such transfer) in the event that GSK must respond to questions from Regulatory Authorities in the Territory concerning development activities conducted by or on behalf of VALEANT with the Compound, Product, Additional Compound or Additional Product.
4.3 Section 3.3.4(a) is hereby amended by deleting from the first sentence thereof “Within forty-five (45) days after the HSR Clearance Date” and inserting “Within sixty (60) days after the First Amendment Effective Date” in lieu thereof.
4.4 Section 3.3.4(b) is hereby amended in its entirety to read as follows:
     3.3.4(b) Adverse Event Reporting. Except as otherwise provided in the pharmacovigilance agreement to be entered into by the Parties pursuant to Section 3.3.4(a), as between the Parties, (i) VALEANT shall be responsible for the timely reporting of all adverse drug reactions/experiences, Product (and, if applicable, Additional Product) quality, Product (and, if applicable, Additional Product) complaints and safety data relating to Compound and Products (and, if applicable, Additional Compound and Additional Product) to the appropriate Regulatory Authorities in the Territory prior to the expiration of the Review Period; and (ii) GSK shall be responsible for the timely reporting of all adverse drug reactions/experiences, Product quality, Product complaints and safety data relating to the Compound, Products, Additional Compounds, and Additional Products in accordance with the applicable Laws of the relevant countries and Regulatory Authorities after the expiration of the Review Period; in each case of (i) and (ii) in accordance with the applicable Laws of the relevant countries and Regulatory Authorities in the Territory.
PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL
TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”).
THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“***”), AND THE OMITTED TEXT HAS
BEEN FILED SEPARATELY WITH THE COMMISSION.

4.4 Section 3.3.4(c) is hereby amended in its entirety to read as follows:
     3.3.4(c) Global Safety Database. Except as otherwise provided in the pharmacovigilance agreement to be entered into by the Parties pursuant to Section 3.3.4(a), as between the Parties: VALEANT shall maintain the global safety database with respect to the Product and Additional Products in the Territory prior to the expiration of the Review Period. GSK shall maintain the global safety database with respect to the Product and Additional Products in the Territory after expiration of the Review Period.
5. Amendment to Section 11.3.4. Section 11.3.4 is hereby deleted in its entirety and replaced with the following:
     11.3.4 If GSK terminates the Agreement pursuant to Section 11.3.1(c) prior to December 31, 2009, then VALEANT shall, not later than ninety (90) days after GSK’s notice of such termination, pay to GSK an amount equal to forty million United States dollars (US $40,000,000). If GSK terminates the Agreement pursuant to Section 11.3.1(c) after December 31, 2009, VALEANT shall, not later than ninety (90) days after GSK’s notice of such termination, pay to GSK an amount equal to forty million United States dollars (US $40,000,000), with such amount reduced by the cumulative amount per Quarter set forth on Schedule 11.3.4, pro rated for any partial Quarter as set forth in Schedule 11.3.4.
6. Amendment to Schedule 3.2.1
     Schedule 3.2.1 is hereby amended as follows:
     (a) By deleting from the first paragraph of Schedule 3.2.1 the last clause of the paragraph which reads ***; and
     (b) By deleting paragraphs 4 and 5 thereof in their entirety and inserting the following in lieu thereof:
     “4. VALEANT, together with GSK, shall evaluate ***.”
7. Amendment to Schedule 11.3.4. Schedule 11.3.4 of the Agreement is hereby deleted in its entirety and replaced with Appendix A, attached hereto and incorporated herein.
8. Full Force and Effect. This First Amendment amends the terms of the Collaboration Agreement and is deemed incorporated into, and governed by all other terms of, the Collaboration Agreement. Except as set forth in Section 2.1, the provisions of the Collaboration Agreement, as amended by this First Amendment, remain in full force and effect.
9. Further Actions. Each Party shall execute, acknowledge and deliver such further instruments, and do all other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this First Amendment.
PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL
TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”).
THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“***”), AND THE OMITTED TEXT HAS
BEEN FILED SEPARATELY WITH THE COMMISSION.

10. Counterparts. This First Amendment may be signed in counterparts, each and every one of which shall be deemed an original, notwithstanding variations in format or file designation, which may result from the electronic transmission, storage and printing of copies of this First Amendment from separate computers or printers. Facsimile signatures shall be treated as original signatures.
Signature Page Follows
PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL
TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”).
THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“***”), AND THE OMITTED TEXT HAS
BEEN FILED SEPARATELY WITH THE COMMISSION.

     IN WITNESS WHEREOF, the Parties have caused this First Amendment to be executed by their duly authorized representatives as of the First Amendment Effective Date.

VALEANT PHARMACEUTICALS		GLAXO GROUP LIMITED

NORTH AMERICA

By:	/s/ J. Michael Pearson	By:	/s/ Paul Williamson
Print Name: J. Michael Pearson		Print Name: Paul Williamson
Title: Chairman and CEO		Title: Corporate Director
PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL
TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”).
THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“***”), AND THE OMITTED TEXT HAS
BEEN FILED SEPARATELY WITH THE COMMISSION.